FREEPORT-MCMORAN

STRENGTH IN RESOURCES

3rd Quarter 2014

Earnings Conference Call

October 28, 2014



www.fcx.com

FCX LISTED NYSE

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, cash production costs per barrel of oil equivalent (BOE), operating cash flows, capital expenditures, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold, molybdenum, cobalt, oil and gas price changes, the impact of derivative positions, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, debt reduction and share purchases. The words "anticipates," "may," "can," "plans," "believes," "potential," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of FCX's Board and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and its actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, drilling results, the outcome of ongoing discussions with the Indonesian government regarding an amendment to PT-FI's Contract of Work, the potential effects of violence in Indonesia, the ability of the parties to satisfy customary closing conditions and consummate the pending sale of FCX's ownership interests in the Candelaria and Ojos del Salado copper mining operations and supporting infrastructure, the resolution of administrative disputes in the Democratic Republic of Congo, weather- and climate-related risks, labor relations, environmental risks, litigation results, currency translation risks, and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2013, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions on which FCX's forward-looking statements are based are likely to change after its forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may or may not be able to control. Further, FCX may make changes to its business plans that could or will affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in FCX's assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material not included in proven and probable mineral reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

The SEC requires companies with significant oil and gas producing activities to disclose, in their filings with the SEC, proved oil and gas reserves that have been demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC also permits the disclosure of probable and possible oil and gas reserves, as such terms are defined by the SEC. FCX uses certain phrases and terms in this presentation, such as "net unrisked resource potential," "net resource potential" and "gross resource potential," which the SEC's rules prohibit FCX from including in its filings with the SEC. "Net unrisked resource potential," "net resource potential" and "gross resource potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and is therefore not indicative of expected future resource recovery and should not be relied upon.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum, oil and gas realized revenues, cash production costs and cash operating margin, which are not recognized under generally accepted accounting principles in the U.S. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 3Q 2014 press release, which are available on FCX's website, "www.fcx.com."

Financial Highlights

Sales Data	3Q14	3Q13
Copper		
Consolidated Volumes (mm lbs)	1,077	1,041
Average Realization (per lb)	$3.12	$3.28
Site Production & Delivery Unit Costs (per lb)	$1.91	$1.85
Unit Net Cash Costs (per lb)	$1.34 (1)	$1.46
Gold		
Consolidated Volumes (000's ozs)	525	305
Average Realization (per oz)	$1,220	$1,329
Oil Equivalents		
Consolidated Volumes (MMBOE)	12.5	16.5
Realized Revenues (per BOE) (2)	$69.08	$80.93
Cash Production Costs (per BOE)	$20.93	$16.80

Financial Results *(in billions, except per share amounts)*	3Q14	3Q13
Revenues	$5.7	$6.2
Net Income Attributable to Common Stock	$0.6 (3)	$0.8
Diluted Earnings Per Share	$0.53 (3)	$0.79
Operating Cash Flows (4)	$1.9	$1.9
Capital Expenditures	$1.9	$1.6
Total Debt	$19.7	$21.1
Consolidated Cash	$0.7	$2.2

(1) Include 6¢/lb for export duties and increased royalty rates at PT-FI.
(2) Realized revenues per BOE exclude noncash mark-to-market adjustments on oil and gas derivative contracts.
(3) Includes net charges of $115 mm (11¢/share), comprised of charges of $192 mm associated with a reduction in the carrying values of oil and gas properties pursuant to full cost accounting rules and $47 mm related to changes in Chilean tax rules, partly offset by $76 mm for net noncash mark-to-market gains on oil and gas derivative contracts, a gain of $31 mm from sales of assets and a gain of $17 mm for early extinguishment of debt.
(4) Includes working capital sources (uses) and changes in other tax payments of $78 mm in 3Q14 and $(294) mm in 3Q13.

3Q14 Highlights

Focused on Execution

- **Solid Performance from Global Mining Units and O&G Operations**
  - Indonesian Operations Resumed Concentrate Exports in August
- **Advanced Important Projects for Profitable Future Growth**
  - Morenci Expansion – Expected to Reach Full Rates by YE 2014
  - Cerro Verde Expansion – Progressed Construction – 2016 Startup
  - Lucius (GOM) – Commissioning in Progress; 1st Oil Expected in 4Q14
  - Highlander (Onshore South LA) – Completing Well
- **Exploration Activities in Minerals and Oil & Gas Continue to Support Large Resource Position and Growth Outlook**
- **Reached Agreement to Sell Candelaria/Ojos del Salado Mining Interests**
- **~$5 bn in Gross Proceeds* from Asset Sales in 2014**
- **Redeemed $1.7 bn of Senior Notes (6.6% Avg. Interest Rate)**

** $2.9 bn net of taxes and reinvestments*

Agreement to Divest Candelaria/ Ojos del Salado

- Sale of FCX's 80% Interest to Lundin for $1.8 billion in Cash Plus Contingent Consideration
- Contingent Consideration Up to $0.2 billion
  - Calculated as 5% of Net Copper Revenues when Annual Copper Price Exceeds $4.00/lb Over Next 5 Years
- $1.5 billion in Estimated Net Proceeds, Before Contingent Consideration
- Candelaria/Ojos Interests in Chile:
  - Consolidated Reserves of 4 bn lbs of Cu & 1.1 mm ozs of Au as of 12/31/13
  - 1st Nine Months of 2014 Production of 246 mm lbs of Cu & 62k ozs of Au
- Effective Date: June 30, 2014
- Expected to Close by YE 2014
- Another Important Step in Ongoing Debt Reduction Plan


Candelaria Open Pit

Copper Market Commentary

- Global Macroeconomics Contributing to Demand Uncertainty
  - Europe Facing Financial and Geopolitical Headwinds
  - China Growth Rate Slowing
  - Copper Consumption Remains Strong
- U.S. Market Continues to Grow at Moderate Rate
- Supply Side Challenges Remain
  - Projected Market Surpluses Appear Overstated
  - Cathode Inventories/Exchange Stocks Remain Historically Low
  - New Projects Facing Delays
- Positive Long-term Fundamentals

FREEPORT-McMoRAN

STRENGTH IN RESOURCES

3Q 2014 Mining Operating Summary

3Q14 Unit Production Costs

Cash Unit Costs *(per pound of copper)*	North America	South America	Indonesia	Africa	Consolidated
Site Production & Delivery	$1.83	$1.67	$2.42	$1.61	$1.91
By-Product Credits	(0.26)	(0.23)	(2.44)	(0.58)	(0.82)
Treatment Charges	0.11	0.16	0.25	-	0.15
Royalties & Export Duties	-	-	0.37	0.07	0.10
Unit Net Cash Costs	**$1.68**	**$1.60**	**$0.60(1)**	**$1.10**	**$1.34(1)**

Sales From Mines for 3Q14 & 3Q13 by Region



North America
436
363
22(2)
23(2)
Cu
mm lbs
Mo
mm lbs
3Q14 3Q13 3Q14 3Q13
South America(3)
271
323
3Q14 3Q13
Indonesia(4)
258
237
505
278
Au
000 ozs
3Q14 3Q13 3Q14 3Q13
Africa(5)
112
118
3Q14 3Q13

(1) Indonesia and consolidated 3Q 2014 unit costs include 24¢/lb and 6¢/lb, respectively, for export duties and increased royalty rates at PT-FI.
(2) Includes 3 mm lbs in 3Q14 and 4 mm lb in 3Q13 from South America.
(3) 3Q14 copper sales are lower than year ago period primarily reflecting anticipated lower ore grades at Candelaria and Cerro Verde. Gold sales totaled 16k ozs in 3Q14 and 26k ozs in 3Q13. Silver sales totaled 684k ozs in 3Q14 and 841k ozs in 3Q13.
(4) Silver sales totaled 889k ozs in 3Q14 and 761k ozs in 3Q13.
(5) Cobalt sales totaled 8 mm lbs in 3Q14 and 6 mm lbs in 3Q13.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 3Q14 press release, which is available on FCX's website.

Value Creation Focus

MINERAL RESOURCES → RESERVE ADDITIONS → INVESTMENT IN ATTRACTIVE DEVELOPMENT PROJECTS → PRODUCTION GROWTH → CASH FLOWS/ RETURNS

FCX Consolidated Copper Resources at 12/31/2013

Recoverable Reserves (a)	111 bn lbs
Mineralized Material (contained) (b)	115 bn lbs
Total Reserves (a) & Mineralized Material (b)	226 bn lbs

Additional Resource Potential

- Morenci/Safford/Lone Star Sulfides
- Other North American Sulfides
- El Abra Sulfides
- Tenke Mixed Ore/Sulfides
- Serbia

(a) Estimated recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 89 billion pounds net to FCX's interest.

(b) Estimated consolidated contained copper resources using a long-term copper price of $2.20/lb. ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

Brownfield Development Projects

Morenci Mill Expansion

$1.6 billion

- Construction substantially complete
- Commenced operations in May 2014
- Ramp-up in progress
- Expected to add 225 mm lbs of Cu per annum
- $1.5 billion incurred to-date*


Morenci Metcalf Concentrator

Cerro Verde Mill Expansion

$4.6 billion

- Detailed engineering & procurement complete; construction advancing on schedule & approaching 40% complete
- Completion expected in 2016
- Expected to add 600 mm lbs of Cu per annum
- $2.7 billion incurred to-date*


Concentrator Site Works

+1 billion pounds** per annum increase by 2016

- *Proven Technology*
- *Capital efficiency*
- *Higher risk-adjusted returns than greenfield*

** as of 9/30/2014*
*** includes incremental production from Tenke expansion completed in 2013*

FREEPORT-MCMORAN

STRENGTH IN RESOURCES

Grasberg BC & DMLZ Underground Mine Development

- **Completed development on access to underground ore bodies**
- **Completed 122 km of development in Grasberg BC & 89 km in DMLZ**
- **Key development activities include work on ore flow systems & Grasberg BC shaft**
- **Development capital* of $2.8 bn spent to-date ($2.2 bn net to PT-FI)**
- **PT-FI's share of UG development expected to average $0.7 bn/year over next five years**

History of PT-FI UG Operations

- **Recognized Global Leader in Underground Mining & Development**
- **Initial Block Caving Operations Commenced in 1980**
- **Decades of Successful & Safe Underground Mining Operations**
- **Designed to Highest International Standards**
- **Committed to Highest Standards of Safety & Sustainable Development**


Deep MLZ
Average Grade**
0.8% Cu
& 0.7 g/t Au
Grasberg BC
Average Grade**
1% Cu
& 0.8 g/t Au
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
LEGEND
Initial Development
First Production Ore
Ramp-up
Full Rates

* *Initial development capital spend through achievement of full rates*

** *Ore grades in first 10 years expected to be higher than life of mine average; PT-FI's share of production expected to average 1.2 billion lbs Cu & 1.4 million ozs Au per annum between 2018-2021*

Indonesian Matters

- **Resumed Export Shipments in August 2014**
  - Sales Had Been Restricted Since Mid-January
- **Execution of MOU with Government of Indonesia Enabled Resumption of Exports**
  - Agreement to Pay Increased Royalties
  - Agreement to Pay Export Duty Pursuant to July 2014 Regulation
    - Initially 7.5% Declining to 0% when Development Progress/Financial Commitment Exceeds 30%
  - Posted $115mm Assurance Bond to Support Commitment for Smelter Development
- **Working Cooperatively with Government Regarding Amended COW**
  - Positive Long-term Partnership
  - Operations Provide Significant Benefits to Indonesian Economy
  - All Rights Under COW to Continue Until Agreed Amendment
  - Negotiations to Take Into Consideration PT-FI's Requirement for Assurance of Legal and Fiscal Terms to Support Investments
- **Labor Situation:**
  - Notice of Intention to Conduct 30-Day Strike Beginning November 6
  - Working with Union Leadership
  - Action is Unlawful/Conflicts with CLA

Brownfield Development Studies

El Abra

- Large sulfide resource >0.4% Cu supports 260 mt/d mill
- Potential incremental production ~750 mm lbs Cu year
- Advancing studies & options for water, tailings, power

Bagdad

- Large sulfide resource ~0.3% Cu
- Resource supports potential to more than double mill capacity*
- Potential incremental production ~150+ mm lbs Cu/year

Tenke Fungurume

- Massive high grade mixed ore & sulfide resource
- Advancing metallurgical studies for mixed ores
- Modular mills/roasting capacity could be scaled over time

Safford/Lone Star

- Lone Star oxides (~0.45% Cu) to extend life of Safford
- Leverage existing infrastructure to support 240 mm lbs Cu/year
- Oxide project would advance opportunity for development of major sulfide resource in district

Others include: Morenci mega-mill and other US sulfide developments

** current mill capacity at Bagdad is 80K st/d*

Morenci Sulfide Potential

Exploration Drives the Mine Plan


1 km
% Copper
>=0.00%
>=0.10%
>=0.20%
>=0.30%
>=0.40%
>=0.60%
>=0.80%
>=1.00%
2013 Reserve Pit
N
+0.3% Cu

Potential Resource
~25 billion lbs Cu*

** 100% operations*

Lone Star Sulfide Potential

Exploration Drives the Mine Plan


Safford
Lone Star
Dos Pobres Pit
San Juan Pit
Lone Star Pit
Safford Leach Pad
Leach Stockpile
N
1 mi
Lone Star Project
2013 Resource Pit
N
Cu > 0.30%
Oxide
Chalcocite
Chalcopyrite
1 km
% Copper
>=0.00%
>=0.10%
>=0.20%
>=0.30%
>=0.40%
>=0.60%
>=0.80%
>=1.00%
+0.3% Cu

Potential Resource
~66 billion lbs Cu*

* Lone Star & Dos Pobres sulfide Potential

Portfolio of World Scale Mines

Positive Exploration Results – "Big Mines Get Bigger"

Mines with Potential Capacity for 1 billion lbs of copper per annum*


Morenci
Cerro Verde
El Abra
Tenke
Fungurume
Grasberg

* *Grasberg capable of producing over 1 bn lbs/annum, Morenci (100%) & Cerro Verde in development to produce 1 bn lbs/annum and El Abra & Tenke have potential to produce 1 bn lbs/annum*

3Q 2014 Oil & Gas Operating Summary

- **Continued Steady Production Performance from California & Deepwater GOM**
- **Sales: 12.5 MMBOE**
  - Slightly Above July Estimate
  - Over 90% of O&G Revenues from Oil/NGLs
  - Oil Realization: $95/bbl (Excluding Derivatives)
- **Cash Operating Margin: $0.6 Billion**
  - $48/BOE Margin
  - ~68% from GOM with $65/BOE Margin
- **Positioned for Growth in Deepwater GOM**
- **Oil Hedges Provide Downside Protection in Weak Market for 2015**

Brent and HLS Pricing per Bbl


$150
$125
$100
$75
$50
$25
$0
Source: Bloomberg
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14

3Q 2014 Margin Contribution


GOM
68%
California
26%
Other
6%

NOTE: Cash operating margin reflects realized revenues less cash production costs

FREEPORT-MCMORAN

STRENGTH IN RESOURCES

Reserves & Resource Potential

Year-end 2013 Proved Reserves & Net Unrisked Resource Potential



0.2
0.4
Reserves
Resource
0.2
4.4
Reserves
Resource
N/A
18.1
Reserves
Resource
0.3
5.1
Reserves
Resource
N/A
3.3
Reserves
Resource

California (Billion BOE)	Deepwater GOM (Billion BOE)	Inboard Lower Tertiary (Tcfe)	Haynesville/Other (Tcfe)	International (Billion BOE)
Cash Margin $53/BOE	Cash Margin $79*/BOE	Cash Margin N/A	Cash Margin $2.85/Mcfe	Cash Margin N/A

Note: SEC end of year 2013 proved reserves. Total resource potential includes unrisked proved, probable, possible, development and exploration. Cash margin for the nine-month period ended September 30, 2014.

** Deepwater GOM only. Including Shelf, GOM cash margin totaled $70/BOE for the first nine months of 2014.*

FREEPORT-MCMORAN

STRENGTH IN RESOURCES

Portfolio Optimization

- **Sold Eagle Ford Shale Interests for $3.1 bn in June 2014**
- **Reinvested $1.4 bn in Deepwater GOM Interests, Including:**
  - Lucius Oil Development (5.1% WI)
  - Heidelberg Oil Development (12.5% WI)
  - Vito Oil Discovery (18.67% WI)
  - Complementary Exploration Leases to Provide Upside
- **Adds High Quality Development Projects**
  - Acquisitions to Replace Eagle Ford Production with Growth Profile
- **Value Accretive**
- **Important Step in Ongoing Debt Reduction Plan – $1.2 bn in Net After Tax Proceeds**

e = estimate. See Cautionary Statement.

Net Resource Potential Comparison

(MMBOE)



~1,300
144
Eagle Ford
Assets Acquired in Deepwater GOM

Deepwater Production Growth

(MMBOE)



75
50
25
0
21.4
28
46
54
2014e
2015e
2016e
2020e

Strategic Position in Deepwater Gulf of Mexico

Operating/ Producing Assets



- Significant Current Oil Production with Strong Cash Margins
  - Marlin
  - Horn Mountain
  - Holstein
- Substantial Infrastructure with Excess Capacity to Support Growth

Major Development Projects



- Financially Attractive Development Activities to Drive Growth
  - Lucius
  - Heidelberg
  - Vito Area

Exploration/ Exploitation Opportunities



- Strategic Acreage Near Existing Facilities with Excess Capacity
- Near-term Subsea Tie-back Opportunities:
  - Holstein Deep
  - Dorado
  - Kilo/Oscar/Quebec/Victory
  - King

Deepwater Gulf of Mexico Focus Areas

Development/Exploration Project Inventory

Asset Area	Net Unrisked Resource Potential (Billion BOE)
Green Canyon Area	1.6
Marlin/ Horn Mountain Area	0.6
Vito Area	1.0
Keathley Canyon Area	1.2
Deepwater GOM Total	4.4


Louisiana
Dorado
Marlin
Viosca
King
Ram Powell
Horn Mountain
Mississippi Canyon
Vito
Power Nap
Sun
Green Canyon
Holstein Deep
Holstein
Atwater Valley
East Breaks
Garden Banks
Diana
Hoover
Heidelberg
Copper
Alaminos Canyon
Keathley Canyon
Lucius
Walker Ridge
Facilities
Development
Exploration
FM O&G Leases

Holstein Deep Drilling Results

- Subsea Tie-back Opportunity to the Holstein facility (4 Miles West)
- 2 Successful Wells Drilled on Structure in 2006/2009 (~500' Net Oil Pay)
- Delineation Drilling Commenced in 3Q14
- Interim Logging in Oct 2014 Indicates Good Correlation to Discovery Well
- Drilling Ahead to Evaluate Primary Subsalt Objectives on West Flank
- PTD of 32,000'
- Future Well to Test Deeper Wilcox Potential
- Net Resource Potential of 142 MMBOE

Green Canyon Area


Miocene Type Log
GC 643
OCS-G 16772 #1 & 1ST2
555
556
557
558
600
601
602
644
645
646
688
689
690
Discovery Well
Currently Drilling
Holstein Spar
Proposed Well
M-13A
M-13B
M-13C
M-13D
M-13E
M15
M18

FM O&G Operated with 100% WI

Lucius & Heidelberg – Deepwater GOM Development Projects


Lucius

- Commissioning Work is in Progress
- First Production Expected in 4Q 2014
- 300+ MMBOE Gross Resource Potential
- Processing Capacity
  - 80,000 BOPD
  - 450,000 MCFD
- FM O&G 25.1% WI
- Water Depth: 7,200′


Heidelberg

- Hull Fabrication Complete
- Topside ~60% Complete
- First Production Expected in 2016
- 200-400 MMBOE Gross Resource Potential
- Processing Capacity: 80,000 BOPD
- FM O&G 12.5% WI
- Water Depth: 5,300′

FREEPORT-McMoRAN

STRENGTH IN RESOURCES

Inboard Lower Tertiary/ Cretaceous Activities


Industry Leader in Emerging New ILT Trend
LOUISIANA
Cretaceous Tuscaloosa Trend
Farthest Gate West
Lineham Creek
Highlander
Davy Jones
Blackbeard
Exploration
Development Assets



Highlander Rig Onshore South Louisiana

Current Activities

- Highlander (72% WI) – Completing Tuscaloosa Sands; Anticipate Flow Testing in 4Q14
- Davy Jones #2 (75% WI) – Conducting Flow Test of Wilcox Sands
- Blackbeard West #2 (69.4% WI) – Flowed 2,000 bbl/d of Water; Indicates Sub-salt Sands with Porosity and Permeability Below 20,000′ on Shelf are Capable of Producing at Strong Rates
- Blackbeard East (90% WI) – Preparing to Move Rig on Location for Miocene Completion
- Farthest Gate West – Spud in October 2014; Drilling Towards PTD: 29,000′
- Lineham Creek (36% WI) – Reviewing Completion Options

2014e Outlook

Sales Outlook

- Copper[(1)]: 3.9 Billion lbs.
- Gold[(1)]: 1.2 Million ozs.
- Molybdenum: 95 Million lbs.
- Oil Equivalents[(2)]: 56.2 MMBOE (~70% Oil)

Unit Cost

- $1.52/lb[(3)] of Copper
- $21/BOE

Operating Cash Flows [(4)]

- ~$5.8 Billion (@$3.00/lb Copper for 4Q14)
- Each 10¢/lb Change in Copper in 4Q14 = $90 Million

Capital Expenditures

- $7.5 Billion
  - $4.1 Billion for Mining
  - $3.4 Billion for Oil & Gas

(1) Excludes approximately 80mm lbs and 25k ozs in 4Q14e for pending sale of Candelaria and Ojos del Salado.
(2) Includes 39.7 MMBbls of crude oil, 80.1 Bcf of natural gas and 3.2 MMBbls of NGLs.
(3) Assumes average prices of $1,250/oz gold and $10/lb molybdenum for 4Q 2014; 4Q 2014e net cash costs expected to approximate $1.52/lb.
(4) Net of $0.4 billion in net working capital uses and changes in other tax payments. Assumes average prices of $1,250/oz gold, $10/lb molybdenum and $90/bbl for Brent crude oil for the remainder of 2014; each $100/oz change in gold would have an approximate $30 mm impact, and each $2.00/lb change in molybdenum would have an approximate $18 mm impact. For Brent crude, a $5 per barrel increase above $90 per barrel in the fourth quarter would improve 2014 operating cash flows by approximately $20 million. After giving effect to derivative contracts which provide price protection between approximately $70-$90 per barrel, a $5 per barrel decrease in Brent crude below $90 per barrel in the fourth quarter would not reduce 2014 operating cash flows.

e = estimate. See Cautionary Statement.



Sales Profile

Copper Sales (billion lbs)[1]


6
4
2
0
4.1
3.9
4.4
5.5
2013
2014e
2015e
2016e

Note: Consolidated copper sales include 795 mm lbs in 2013, 715 mm lbs in 2014e, 740 mm lbs in 2015e and 1,060 mm lbs in 2016e for noncontrolling interest; excludes purchased copper.

(1) Excludes approximately 80mm lbs in 4Q14e, 350mm lbs in 2015e and 300mm lbs in 2016e for pending sale of Candelaria and Ojos del Salado.

(2) Excludes approximately 25k ozs in 4Q14e, 100k ozs in 2015e and 75k ozs in 2016e for pending sale of Candelaria and Ojos del Salado. Approximately 500k ozs at PT-FI have moved from 2016e to 2017e (see slide 36).

e = estimate. See Cautionary Statement.

Gold Sales (million ozs)[2]


3
2
1
0
1.2
1.2
1.3
2.5
2013
2014e
2015e
2016e

Note: Consolidated gold sales include 123k ozs in 2013, 120k ozs in 2014e, 125k ozs in 2015e and 230k ozs in 2016e for noncontrolling interest.

Molybdenum Sales (million lbs)


100
75
50
25
0
93
95
96
100
2013
2014e
2015e
2016e

Oil & Gas Sales (MMBOE)


75
50
25
0
38.1
56.2
58
80
2013
2014e
2015e
2016e

Note: 2013 is for period June 1, 2013, through December 31, 2013.

FREEPORT-MCMORAN

STRENGTH IN RESOURCES

2014e Quarterly Sales

Copper Sales (million lbs)



1,250
1,000
750
500
250
0
871
968
1,077
1,000
1Q14
2Q14
3Q14
4Q14e (1)

Note: Consolidated copper sales include approximately 167 mm lbs in 1Q14, 188 mm lbs in 2Q14, 186 mm lbs in 3Q14 and 174 mm lbs in 4Q14e for noncontrolling interest; excludes purchased copper.

(1) Excludes approximately 80mm lbs and 25k ozs in 4Q14e for pending sale of Candelaria and Ojos del Salado.

e = estimate. See Cautionary Statement.

Gold Sales (thousand ozs)



700
525
350
175
0
187
159
525
350
1Q14
2Q14
3Q14
4Q14e (1)

Note: Consolidated gold sales include approximately 20k ozs in 1Q14, 16k ozs in 2Q14, 51k ozs in 3Q14 and 33k ozs in 4Q14e for noncontrolling interest.

Molybdenum Sales (million lbs)



30
20
10
0
27
25
22
21
1Q14
2Q14
3Q14
4Q14e

Oil & Gas Sales (MMBOE)



20
15
10
5
0
16.1
16.0
12.5
11.5
1Q14
2Q14
3Q14
4Q14e

Note: 4Q14e reflects downtime for maintenance affecting production rates at Marlin in the Deepwater GOM.

2014e Operating Estimates

2014e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs (1)					
Site Production & Delivery (2)	$1.85	$1.61	$2.72	$1.55	$1.91
By-product Credits	(0.24)	(0.22)	(2.07)	(0.46)	(0.59)
Treatment Charges	0.12	0.17	0.26	-	0.14
Royalties & Export Duties	-	-	0.28	0.07	0.06
Unit Net Cash Costs	$1.73	$1.56	$1.19(3)	$1.16	$1.52(3)

2014e Sales by Region


North America
1,670
Cu
mm lbs
95(4)
Mo
mm lbs
South America
1,090
70(5)
Au
000's ozs
Indonesia
710
1.15
Au
mm ozs
Africa
445
30
Co
mm lbs

(1) Estimates assume average prices of $3.00/lb for copper, $1,250/oz for gold, $10/lb for molybdenum and $13/lb for cobalt for the remainder of 2014. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Unit consolidated net cash costs for 2014 would change by ~$0.01/lb for each $50/oz change in gold and $0.005/lb for each $2/lb change in molybdenum.
(2) Production costs include profit sharing in South America and severance taxes in North America.
(3) Indonesia and consolidated 2014 unit costs include 17¢/lb and 3¢/lb, respectively, for export duties and increased royalty rates at PT-FI.
(4) Includes molybdenum produced in South America.
(5) Includes gold produced in North America.

Note: e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA
($1,200 Gold, $10 Molybdenum & $100 Oil)


(US$ billions)
$20
$15
$10
$5
$0
2015e/2016e
Average
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Average Operating Cash Flow (excluding Working Capital changes)
($1,200 Gold, $10 Molybdenum & $100 Oil)


(US$ billions)
$15
$10
$5
$0
2015e/2016e
Average
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Note: For 2015e/2016e average, each $50/oz change in gold approximates $90 million to EBITDA and $50 million to operating cash flow; each $1.00/lb change in molybdenum approximates $90 million to EBITDA and $70 million to operating cash flow; each $5.00/bbl change in oil approximates $180 million to EBITDA and $145 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

Capital Expenditures (1)


(US$ billions)
$8
$6
$4
$2
$0
$7.5
$7.5
$6.5
Oil & Gas
3.4
Major Projects
3.0(2)
Other Mining
1.1
TOTAL MINING
4.1
3.5
2.7
1.3
4.0
4.0
1.4
1.1
2.5
2014e
2015e
2016e

(1) Capital expenditure estimates include projects in progress. Project spending will continue to be reviewed and revised subject to market conditions.
(2) Primarily includes Cerro Verde expansion, Morenci mill expansion and Grasberg underground development.
Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

Committed to Balance Sheet Management

Strong Track Record

- Large Resource Base with Strong Cash Flows and Capital Discipline
- 2014 Completed/Announced Asset Sales
  - ~$5 bn in Gross Proceeds ($4.3 bn after net of tax and adjustments)
  - ~$2.9 bn net of Reinvestments
- Considering Additional Asset Sale Transactions/Monetizations
- Prepared to Respond to Varying Market Conditions
- Repaid $1.7 bn in Notes (6.6% Avg. Interest Rate)
- Seeking Additional Opportunities to Repay or Refinance Higher Cost Debt
- Anticipate Continuing Current Common Stock Dividend: $1.25/Share per Annum

9/30/2014 Balances

($ in bns)


$19.3
$18.7
Total Debt*
Net Debt*

Debt/EBITDA** (LTM PF)* — Total Debt: *2.3x*** — Net Debt: *2.2x***

Average Interest Cost: 3.9%

** Excludes fair value adjustments of $414 mm*
*** Pro forma for the sale of Eagle Ford assets*

Summary

A Strong & Focused Organization

Maximize Total Shareholder Returns

Strong Management of the Base

- Operational Excellence
- Achieve Production Targets
- Effective Cost and Capital Management
- Manage HS&E and Other Inherent Risks

Return Driven Growth

- Prioritize Highest Value Opportunities
- Evaluate Best Uses of Cash
- Scalable, Long-lived, Low-Cost Assets
- Strong Execution

Protect the Balance Sheet

Strong Cash Dividends

Reference Slides



Quarterly Oil & Gas Operating Summary

3Q 2014 Oil & Gas Margins by Region

Operating Margin	California	Haynesville/ Madden/ Other	GOM	Consolidated
Realized Revenue per BOE	$86.03	$28.92	$80.36	$69.08
Cash Production Costs per BOE	37.96	9.41	15.39	20.93
Cash Operating Margin per BOE	$48.07	$19.51 (1)	$64.97	$48.15

3Q 2014 Oil & Gas Sales by Region

California


39
Oil
MBOE/D

Includes ~ 7 MMcf/d of natural gas

Haynesville/ Madden/Other


132 (2)
Gas
MMCFE/D

Includes ~9(2) MMcfe/d of Liquids

GOM


60
Oil
MBOE/D
89
Gas
MMCF/D

Includes ~ 5 MBbls/d of NGLs and ~14 MBOE/d for Shelf

(1) Includes $6.55/BOE for volume adjustments related to Eagle Ford's pre-close sales
(2) Includes 7 MMcfe/d of volume adjustments related to Eagle Ford's pre-close sales

NOTE: Cash operating margin reflects realized revenues less cash production costs. Realized revenues exclude noncash mark-to-market adjustments on derivative contracts and cash production costs exclude accretion and other costs. In addition, derivative contacts for FCX's oil and gas operations are managed on a consolidated basis; accordingly realized revenues per BOE for the regions do not reflect adjustments for these amounts. For a reconciliation of realized revenues and cash production costs per BOE to applicable amounts reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 3Q14 press release, which is available on FCX's website.

2H 2014e Oil & Gas Operating Estimates


California
Operating Cost: $36/bbl
Pricing: Brent Based
Madden & Haynesville
Operating Cost: $1.85/Mcfe
Pricing: NYMEX
Gulf of Mexico
Operating Cost: $18/bbl
Pricing: HLS/NYMEX

2H 2014e Oil & Gas Sales by Region


California
39
Oil
MBOE/D
Includes ~ 7 MMcf/d of natural gas
Haynesville/ Madden/Other
131
Gas
MMCFE/D
Includes ~6 MMcfe/d of Liquids
GOM
56
Oil
MBOE/D
87
Gas
MMCF/D
Includes ~ 5 MBbls/d of NGLs and GOM Shelf production

NOTE: Operating costs exclude DD&A and G&A. DD&A (including accretion) is expected to approximate $40/BOE (before impairments). Oil realizations are expected to approximate 92% of Brent for 2H 2014e. e = estimate. See Cautionary Statement.

Oil & Natural Gas Hedging Positions

Oil Hedges Indexed to Brent

4Q 2014 – 100% Hedged


Puts
75 MBbls/d
$90 floor
$70 limit
$5.74 ADP
30 MBbls/d
$95 floor
$75 limit
$6.09 ADP
5 MBbls/d
$100 floor
$80 limit
$7.11 ADP

*83 MBbls/d**

2015


Unhedged
21%
Puts
84 MBbls/d
$90 floor
$70 limit
$6.89 ADP

*107 MBbls/d**

Natural Gas Hedges Indexed to Henry Hub

4Q 2014

Swaps – 100,000 MMBtu/d
@ $4.09
~55% Unhedged

2015

No Hedges

NOTE: As of September 30, 2014; ADP = average deferred premium.
** Estimated production for oil. See Cautionary Statement.*



PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2014e-2021e

2014e – 2018e PT-FI Share
Total: 5.4 billion lbs copper
Annual Average: 1.1 billion lbs

2014e – 2018e PT-FI Share
Total: 8.0 million ozs gold
Annual Average: 1.6 million ozs


Copper, billion lbs
Gold, million ozs
0.7
1.2
1.0
1.3
1.6
2.5
1.1
1.9
1.0
1.1
1.2
1.4
2014e
2015e
2016e
2017e
2018e
2018e-2021e Annual Average

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.
e = estimate. Amounts are projections; see Cautionary Statement.

FREEPORT-MCMORAN

STRENGTH IN RESOURCES

PT Freeport Indonesia

Grasberg Minerals District

Life-of-Mine Production Sequencing*



Grasberg Open Pit
206mm mt
0.95% Cu & 1.06 g/t Au
DOZ
152mm mt
0.56% Cu & 0.73 g/t Au
Big Gossan
54mm mt
2.22% Cu & 0.97 g/t Au
Deep MLZ
526mm mt
0.83% Cu & 0.70 g/t Au
Grasberg UG
1,000mm mt
1.02% Cu & 0.78 g/t Au
Kucing Liar
420mm mt
1.24% Cu & 1.07 g/t Au
COW Term, including extensions
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
2036
2038
2040
2042



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Kucing Liar Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N
Portals (at Ridge Camp)
Common Infrastructure 2,500 m elev

*aggregate reserves (tonnes and grades) at 12/31/2013

Sensitivities (US$ millions)

	2015e/2016e	
Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$480	$335
Molybdenum: +/- $1.00/lb	$90	$70
Gold: +/- $50/ounce	$90	$50
Oil Sales: +/- $5/bbl(1)	$225	$180
Oil Sales Net of Diesel Costs:(1,2) +/- $5/bbl	$180	$145
Natural Gas: +/- $0.50/Mcf	$55	$45
Currencies:(3) +/- 10%	$190	$140

(1) Oil sales sensitivity calculated using base Brent price assumption of $100/bbl in 2015 and 2016.
(2) Amounts are net of mining cost impacts of a $5/bbl change in oil prices.
(3) U.S. Dollar Exchange Rates: 575 Chilean peso, 11,800 Indonesian rupiah, $0.90 Australian dollar, $1.31 Euro, 2.90 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.
NOTE: Based on 2015e/2016e averages. Operating cash flow amounts exclude working capital changes. For 2014 sensitivities see footnote 3 on slide 24.
e = estimate. See Cautionary Statement.